Exhibit 10.38

Summary of 2008 Named Executive Officer Compensation

The following shows the current annual salary for eLoyalty’s President and Chief Executive Officer, the current Chief Financial Officer, the previous Chief Financial Officer and each of the next three most highly compensated executive officers:

Kelly D. Conway, President and Chief Executive Officer:	$480,000
Christopher B. Min, Vice President and Chief Financial Officer:	$250,000
(Commenced December 2007)
Steven C. Pollema, Vice President, Integrated Contact Solutions:	$300,000
And CRM (previous Chief Financial Officer)
Karen Bolton, Vice President:	$300,000
Christopher J. Danson, Vice President, Delivery:	$300,000
Steven H. Shapiro, Vice President, General Counsel And Corporate Secretary	$285,000

All of the above executive officers have target bonus percentages as set forth in their employment agreements with eLoyalty other than Mr. Min and Mr. Shapiro, who have target bonus amounts.

Additional information concerning the compensation of these officers is set forth in the Proxy Statement on Form 14A filed by eLoyalty Corporation with the Securities and Exchange Commission.